SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 20, 2002
Date of Report (Date of earliest event reported):

Corio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31003	77-0492528
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

959 Skyway Road, Suite 100
San Carlos, California    94070
(Address of principal executive offices including zip code)

650-232-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

On September 27, 2002, Corio, Inc. (Corio) filed a Current Report on Form 8-K to report its acquisition of the application service provider (ASP) business of Qwest Cyber.Solutions LLC (QCS), a subsidiary of Qwest Communications International Inc. on September 20, 2002. Pursuant to Item 7 of Form 8-K, Corio indicated that it would file certain financial information under Item 7 of Form 8-K no later than the date required. This Amendment is filed to provide the required financial information and to amend the language of sections (a), (b) and (c) of Item 7.

a) Financial Statements of Business Acquired

The required financial information of Qwest Cyber.Solutions LLC - ASP Division has been included hereto in exhibit 99.2.

b) Pro Forma Financial Information

The pro forma financial statements included in this Amended Current Report, Form 8-K/A are as follows:

c) Exhibits

23.1	Consent of Frank, Rimerman & Company LLP
99.1*	Press Release dated September 23, 2002 of Corio, Inc.
99.2

Audited balance sheets of Qwest Cyber.Solutions LLC (a Delaware Limited Liability Company) - ASP Division as of December 31, 2000 and 2001, and the related statements of operations, members' equity and cash flows for the period from June 3, (Inception) through December 31, 1999 and for each of the years ended December 31, 2000 and 2001.

*     Previously filed as an Exhibit to our Current Report on Form 8-K filed with the Commission on September 27, 2002

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed statements of operations give effect to our purchase of the assets and assumption of certain liabilities of the enterprise application service provider business of Qwest Cyber.Solutions LLC (QCS) at an assumed acquisition price of $16.3 million payable in cash as if this transaction had occurred on the first day of the earliest period presented. The actual purchase price is subject to a maximum reduction of $1.5 million if specified revenue levels are not met related to the customer contracts acquired. Accordingly, the total purchase price that we pay may be less than the amount assumed for purposes of the following unaudited pro forma combined condensed financial statements.

The unaudited pro forma combined condensed statement of operations for 2001 combines the historical results of operations of Corio, Inc. and the historical results of operations of QCS for their fiscal years ended December 31, 2001. The unaudited pro forma combined condensed statement of operations for the six months ended June 30, 2002 combines the historical results of operations of Corio, Inc. for that six-month period with the historical results of operations of QCS for that six month period. The unaudited pro forma combined condensed balance sheet as of June 30, 2002 combines the historical balance sheet of Corio, Inc. as of that date with the historical balance sheet of QCS as of that date and gives effect to the transaction described above as if that transaction had been completed as of that date.

The pro forma financial statements appearing below are based upon a number of assumptions (see accompanying notes to unaudited pro forma combined condensed financial statements for additional detail of our assumptions) and estimates and are subject to uncertainties, and do not purport to be indicative of the actual results of operations or financial condition that would have occurred had the transactions described above in fact occurred on the dates indicated, nor do they purport to be indicative of the results of operations or financial condition that the Company may achieve in the future.

The acquisition of QCS will be accounted for using the purchase method of accounting. The total purchase price will be allocated to the tangible and intangible assets and liabilities acquired based on their respective fair values. The allocation of the purchase price reflected in the following pro forma financial statements is preliminary and is subject to final adjustment.

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
JUNE 30, 2002
IN THOUSANDS)

                                                             Historical                   Adjustments
                                                    --------------------------  --------------------------------
                                                                    Qwest
                                                               Cyber.Solutions
                                                      Corio     ASP Division     Amount    Reference   Combined
                                                    ---------  ---------------  ---------  ---------  ----------
ASSETS
Current assets:
    Cash and cash equivalents..................... $  37,297  $            --  $ (16,300)     (a)    $   20,997
    Short-term investments........................    26,830               --         --                 26,830
    Restricted cash...............................     7,849               --         --                  7,849
    Accounts receivable, net......................     3,971            8,727     (3,427)     (a)         9,271
    Prepaid expenses and other current assets.....     1,218            6,213     (2,613)     (a)         4,818
                                                    ---------  ---------------  ---------             ----------
    Total current assets..........................    77,165           14,940    (22,340)                69,765
Property and equipment, net.......................    15,297            9,186     (3,086)     (a)        21,397
Related party receivable..........................        --            1,009     (1,009)     (a)            --
Customer acquisition costs........................        --            3,664     (3,664)     (a)            --
Other assets......................................       653               --      2,700      (b)         3,353
                                                    ---------  ---------------  ---------             ----------
    Total assets.................................. $  93,115  $        28,799  $ (27,399)            $   94,515
                                                    =========  ===============  =========             ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable and accrued liabilities...... $  14,626  $         8,909  $  (8,409)     (a)    $   15,126
    Deferred revenue..............................     1,553            4,902     (4,002)     (a)         2,453
    Current portion of notes payable..............       499               --         --                    499
    Current portion of capital lease obligations..     6,451               --         --                  6,451
                                                    ---------  ---------------  ---------             ----------
    Total current liabilities.....................    23,129           13,811    (12,411)                24,529
Notes payable less current portion................        61               --         --                     61
Capital lease obligations less current portion....     1,667               --         --                  1,667
Related party payable.............................        --           13,307    (13,307)     (a)     -
Impaired contracts................................        --              988       (988)     (a)     -
Other liabilities.................................     1,050               --         --                  1,050
                                                    ---------  ---------------  ---------             ----------
Total liabilities.................................    25,907           28,106    (26,706)                27,307
Commitments
Stockholders' equity:
    Preferred stock...............................        --               --         --                     --
    Common stock..................................        56               --         --                     56
    Class A membership interests..................        --              693       (693)     (a)            --
    Additional paid-in capital....................   296,839               --         --                296,839
    Unrealized gain on investments................       159               --         --                    159
    Deferred stock-based compensation.............    (2,207)              --         --                 (2,207)
    Accumulated deficit...........................  (227,639)              --         --               (227,639)
                                                    ---------  ---------------  ---------             ----------
    Total stockholders' equity....................    67,208              693       (693)                67,208
                                                    ---------  ---------------  ---------             ----------
    Total liabilities and stockholders' equity.... $  93,115  $        28,799  $ (27,399)            $   94,515
                                                    =========  ===============  =========             ==========

See accompanying notes to unaudited pro forma combined condensed financial statements.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             Historical                   Adjustments
                                                    --------------------------  --------------------------------
                                                                    Qwest
                                                               Cyber.Solutions
                                                      Corio     ASP Division     Amount    Reference   Combined
                                                    ---------  ---------------  ---------  ---------  ----------
REVENUES:
Application management services................... $  18,534  $        22,388  $      --             $   40,922
Professional services and other...................     5,375               --         --                  5,375
Related party.....................................        --            1,494         --                  1,494
Reimbursable expenses.............................     1,085             -            --                  1,085
                                                    ---------  ---------------  ---------             ----------
Total revenues....................................    24,994           23,882         --                 48,876
                                                    ---------  ---------------  ---------             ----------
COSTS AND EXPENSES:
Application management services...................    16,837           16,201         --                 33,038
Professional services and other...................     6,273               --         --                  6,273
Reimbursable expenses.............................     1,085               --         --                  1,085
Research and development..........................     3,777               --         --                  3,777
Sales and marketing...............................     6,239            4,516         --                 10,755
General and administrative........................     5,988            7,879        900      (b)        14,767
Amortization of stock based compensation..........     1,100               --         --                  1,100
Related party services............................        --            3,393         --                  3,393
Impairment of assets..............................        --           30,816         --                 30,816
Depreciation and amortization.....................        --            8,416         --                  8,416
                                                    ---------  ---------------  ---------             ----------
Total operating expenses..........................    41,299           71,221        900                113,420
                                                    ---------  ---------------  ---------             ----------
Loss from operations..............................   (16,305)         (47,339)      (900)               (64,544)
                                                    ---------  ---------------  ---------             ----------
Interest and other income.........................     1,115               --       (245)     (c)           870
Interest and other expenses.......................      (550)              --         --                   (550)
                                                    ---------  ---------------  ---------             ----------
Net loss.......................................... $ (15,740) $       (47,339) $  (1,145)            $  (64,224)
                                                    =========  ===============  =========             ==========

Basic and diluted net loss per share.............. $   (0.30) $            --                        $    (1.24)
                                                    =========  ===============                        ==========

Shares used in computation - basic and diluted....    51,991               --                            51,991
                                                    =========  ===============                        ==========

See accompanying notes to unaudited pro forma combined condensed financial statements.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             Historical                   Adjustments
                                                    --------------------------  --------------------------------
                                                                    Qwest
                                                               Cyber.Solutions
                                                      Corio     ASP Division     Amount    Reference   Combined
                                                    ---------  ---------------  ---------  ---------  ----------
REVENUES:
Application management services................... $  35,712  $        52,480  $      --             $   88,192
Professional services and other...................    13,868               --         --                 13,868
                                                    ---------  ---------------  ---------             ----------
Total revenues....................................    49,580           52,480         --                102,060
                                                    ---------  ---------------  ---------             ----------
COSTS AND EXPENSES:
Application management services...................    39,553           47,149         --                 86,702
Professional services and other...................    15,524               --         --                 15,524
Research and development..........................     9,112               --         --                  9,112
Sales and marketing...............................    21,783            9,073         --                 30,856
General and administrative........................    21,079           39,645      1,800      (b)        62,524
Amortization of stock based compensation..........     5,099               --         --                  5,099
Restructuring and impairment charges..............     3,837               --         --                  3,837
Impairment loss...................................        --            8,535         --                  8,535
Loss on disposal of assets........................        --              280         --                    280
Amortization of intangibles.......................       564               --         --                    564
Depreciation and amortization.....................        --           14,204         --                 14,204

Total operating expenses..........................   116,551          118,886      1,800                237,237
                                                    ---------  ---------------  ---------             ----------
Loss from operations..............................   (66,971)         (66,406)    (1,800)              (135,177)
                                                    ---------  ---------------  ---------             ----------
Interest and other income.........................     5,663               --       (490)     (c)         5,173
Interest and other expenses.......................    (2,567)              --         --                 (2,567)
                                                    ---------  ---------------  ---------             ----------
Net loss.......................................... $ (63,875) $       (66,406) $  (2,290)            $ (132,571)
                                                    =========  ===============  =========             ==========

Basic and diluted net loss per share.............. $   (1.27) $            --                        $    (2.64)
                                                    =========  ===============                        ==========

Shares used in computation - basic and diluted....    50,296               --                            50,296
                                                    =========  ===============                        ==========

See accompanying notes to unaudited pro forma combined condensed financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(a) The pro forma adjustments assume that the Company will pay $15.0 million in cash to acquire the enterprise application service provider business of Qwest Cyber.Solutions, LLC (QCS) and will pay $1.3 million in direct acquisition costs. These pro forma adjustments also reflect the preliminary allocation of the total purchase price of $16.3 million to the acquired assets and assumed liabilities of QCS, including the elimination of QCS' stockholders' equity of $693,000 as of June 30, 2002.

The following table summarizes the Company's preliminary allocation of the total purchase price of $16.3 million to the assets acquired and liabilities assumed from QCS at the date of acquisition. As the total purchase price exceeded the estimated fair values of the assets acquired and liabilities assumed, no goodwill was recorded as a result of this transaction. The allocation of the total purchase price is preliminary and subject to final adjustment.

Accounts receivable............................. $  5,300,000
Prepaid expenses and other current assets.......    3,600,000
Property and equipment..........................    6,100,000
Other assets....................................    2,700,000
Accounts payable and accrued liabilities........     (500,000)
Deferred revenue................................     (900,000)
                                                  ------------
Total........................................... $ 16,300,000
                                                  ============

(b) The Company recorded an identifiable intangible asset of approximately $2.7 million for acquired customer contracts. This asset is being amortized over an estimated useful life of 18 months. The pro forma adjustments to the statements of operations reflect amortization expense of the identifiable intangible assets as if QCS had been acquired on the first day of the earliest period presented.

(c) The interest rate earned on the Company's cash and cash equivalents is assumed to be 3%. This rate approximates the rate earned on the Company's cash and cash equivalents during the periods presented. These pro forma adjustments reflect a reduction to interest income related to the $16.3 million in cash paid to acquire QCS.

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2004

Corio, Inc.

By:	/s/ Brett White

Brett White
Executive Vice President and Chief Financial Officer